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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 8, 1999


                           Champion Enterprises, Inc.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Michigan
               ---------------------------------------------------
                  State or other jurisdiction of incorporation



            1-9751                                38-2743168
     ----------------------             ------------------------------
     Commission File Number             IRS Employer Identification No.


     2701 University Dr., Suite 300, Auburn Hills, Michigan         48326
    ---------------------------------------------------------------------
    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (248) 340-9090




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Item 5.  Other Events.

     On July 8, 1999 the Registrant sent a letter to its shareholders, which is attached as Exhibit 99.



Item 7.  Exhibits.

Exhibit
Number.
-------

  99     Letter to shareholders dated July 8, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CHAMPION ENTERPRISES, INC.



                                         /S/ JOSEPH H. STEGMAYER
                                         -----------------------
                                         Joseph H. Stegmayer
                                         Executive Vice President, Chief
                                         Strategic and Financial Officer




July 12, 1999


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                          INDEX TO EXHIBITS



                                                            Sequential
Exhibit No.                 Description                      Page No.
-----------                 -----------                      --------

   99           Letter to shareholders dated July 8, 1999